Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
June 30, 2014

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable United States and European locations. Our portfolio is currently made up of 16 properties totaling 7,865 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
36
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Sheli Z. Rosenberg
Lead Independent Director
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee

David W. Johnson
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014

Officers
Raymond L. Gellein, Jr.
Chief Executive Officer and President
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
John K.T. Barrett
Senior Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Assistant Secretary
Eric D. Hassberger
Senior Vice President, Asset Management and Acquisitions
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
Gregory A. Brenner
Vice President, Controller
James L. Porter
Vice President, Internal Audit
George T. Stowers
Vice President, Design and Construction

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Chris Woronka	(212) 250-4486

Evercore Partners	Smedes Rose	(212) 497-0881

Green Street Advisors	Lukas Hartwich	(949) 640-8780

International Strategy & Investment Group, Inc.	Rich Hightower	(212) 752-0886

JMP Securities	Robert LaFleur	(415) 835-8944

J.P. Morgan Securities	Jonathan Mohraz	(212) 622-1111

MLV & Co	Ryan Meliker	(212) 542-5872

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	June 30, 2014
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	247,371	247,371
Operating partnership units outstanding	797	797
Restricted stock units outstanding	1,446	1,446
Combined shares and units outstanding	249,614	249,614
Common stock price at end of period	$11.71	$11.71
Common equity capitalization	$2,922,980	$2,922,980
Preferred equity capitalization (at $25.00 face value)	90,384	90,384
Preferred stock redemption liability	95,693	95,693
Consolidated debt	1,638,319	1,638,319
Pro rata share of consolidated debt	(132,568)	—
Cash and cash equivalents	(245,468)	(245,468)
Total enterprise value	$4,369,340	$4,501,908
Net Debt / Total Enterprise Value	31.0%	33.1%
Preferred Equity / Total Enterprise Value	2.1%	2.0%
Common Equity / Total Enterprise Value	66.9%	64.9%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues:
Rooms	$148,874	$127,484	$251,974	$225,748
Food and beverage	100,028	79,966	170,045	142,023
Other hotel operating revenue	25,942	18,491	46,181	38,150
Lease revenue	1,319	1,160	2,618	2,360
Total revenues	276,163	227,101	470,818	408,281
Operating Costs and Expenses:
Rooms	41,268	36,087	74,975	67,850
Food and beverage	67,077	57,289	121,680	108,839
Other departmental expenses	66,238	53,285	119,817	104,466
Management fees	9,241	6,447	15,019	11,457
Other hotel expenses	15,572	15,234	31,250	30,123
Lease expense	1,260	1,206	2,518	2,382
Depreciation and amortization	28,058	24,691	50,263	49,599
Corporate expenses	7,198	7,209	14,391	12,972
Total operating costs and expenses	235,912	201,448	429,913	387,688
Operating income	40,251	25,653	40,905	20,593
Interest expense	(19,587)	(19,460)	(37,861)	(39,123)
Interest income	50	20	77	30
Equity in earnings of unconsolidated affiliates	826	1,456	5,271	2,801
Foreign currency exchange (loss) gain	(8)	84	(6)	(2)
Gain on consolidation of affiliates	65,349	—	143,466	—
Other income, net	795	745	1,218	877
Income (loss) before income taxes and discontinued operations	87,676	8,498	153,070	(14,824)
Income tax expense	(207)	(72)	(246)	(85)
Income (loss) from continuing operations	87,469	8,426	152,824	(14,909)
Income from discontinued operations, net of tax	604	329	159,039	2,318
Net Income (Loss)	88,073	8,755	311,863	(12,591)
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(281)	(36)	(1,130)	51
Net loss attributable to the noncontrolling interests in consolidated affiliates	217	597	4,258	4,449
Net Income (Loss) Attributable to SHR	88,009	9,316	314,991	(8,091)
Preferred shareholder dividends	(7,169)	(6,042)	(16,993)	(12,083)
Net Income (Loss) Attributable to SHR Common Shareholders	$80,840	$3,274	$297,998	$(20,174)
Basic Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.36	$0.02	$0.65	$(0.11)
Income from discontinued operations attributable to SHR common shareholders	—	—	0.74	0.01
Net income (loss) attributable to SHR common shareholders	$0.36	$0.02	$1.39	$(0.10)
Weighted average shares of common stock outstanding	222,013	206,061	214,450	205,849
Diluted Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.35	$0.01	$0.60	$(0.12)
Income from discontinued operations attributable to SHR common shareholders	—	—	0.70	0.01
Net income (loss) attributable to SHR common shareholders	$0.35	$0.01	$1.30	$(0.11)
Weighted average shares of common stock outstanding	233,463	219,227	225,900	217,006

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014 and December 31, 2013
Consolidated Balance Sheets
(in thousands, except share data)

	June 30, 2014	December 31, 2013
Assets
Investment in hotel properties, net	$2,722,752	$1,795,338
Goodwill	38,128	38,128
Intangible assets, net of accumulated amortization of $3,716 and $11,753	91,635	29,502
Assets held for sale	—	135,901
Investment in unconsolidated affiliates	22,910	104,973
Cash and cash equivalents	245,468	73,655
Restricted cash and cash equivalents	91,480	75,916
Accounts receivable, net of allowance for doubtful accounts of $466 and $606	67,241	39,660
Deferred financing costs, net of accumulated amortization of $12,686 and $12,354	9,852	8,478
Deferred tax assets	2,134	—
Prepaid expenses and other assets	46,646	35,600
Total assets	$3,338,246	$2,337,151
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable, net of discount	$1,636,450	$1,163,696
Bank credit facility	—	110,000
Liabilities of assets held for sale	—	17,027
Accounts payable and accrued expenses	204,171	189,889
Preferred stock redemption liability	95,693	—
Distributions payable	128	—
Deferred tax liabilities	45,778	46,137
Total liabilities	1,982,220	1,526,749
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	9,336	7,534
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 0 and 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $0 and $103,704 in the aggregate)	—	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,446 and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $95,759 and $95,693 in the aggregate)	—	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 247,371,386 and 205,582,838 shares of common stock issued and outstanding)	2,474	2,056
Additional paid-in capital	2,105,749	1,705,306
Accumulated deficit	(919,961)	(1,234,952)
Accumulated other comprehensive loss	(19,176)	(41,445)
Total SHR’s shareholders’ equity	1,256,150	710,513
Noncontrolling interests in consolidated affiliates	90,540	92,355
Total equity	1,346,690	802,868
Total liabilities, noncontrolling interests and equity	$3,338,246	$2,337,151

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

Discontinued Operations
The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during the six months ended June 30, 2014:

Hotel	Location	Date Sold	Sales Proceeds
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$203,197,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$208,306,000	(a)

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. The net proceeds we received were $96,156,000.

The following is a summary of income from discontinued operations for the three and six months ended June 30, 2014 and 2013 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Hotel operating revenues	$—	$17,064	$17,767	$37,351
Operating costs and expenses	—	11,778	11,485	25,500
Depreciation and amortization	—	2,306	1,275	4,616
Total operating costs and expenses	—	14,084	12,760	30,116
Operating income	—	2,980	5,007	7,235
Interest expense	—	(1,819)	(1,326)	(3,642)
Interest income	—	1	2	3
Loss on early extinguishment of debt	—	—	(272)	—
Foreign currency exchange (loss) gain	—	(138)	32	188
Income tax expense	—	(695)	(833)	(1,466)
Gain on sale, net of tax	604	—	156,429	—
Income from discontinued operations	$604	$329	$159,039	$2,318

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

Investments in Unconsolidated Affiliates
(in thousands)
We had a 36.4% equity ownership interest in the Hotel del Coronado that we accounted for using the equity method of accounting until we acquired the remaining 63.6% equity ownership interest not previously owned by us on June 11, 2014. We had a 50.0% equity ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% equity ownership interest not previously owned by us on March 31, 2014. For purposes of this analysis, the operating results reflect the 36.4% equity ownership interest we held in the Hotel del Coronado prior to June 11, 2014 and the 50.0% equity ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Three Months Ended June 30, 2014			Three Months Ended June 30, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$33,821	$—	$33,821	$37,758	$24,204	$61,962
Property EBITDA (100%)	$11,202	$—	$11,202	$11,946	$5,504	$17,450
Equity in earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$4,075	$—	$4,075	$4,345	$2,752	$7,097
Depreciation and amortization	(1,572)	—	(1,572)	(1,886)	(1,632)	(3,518)
Interest expense	(1,518)	—	(1,518)	(1,944)	(196)	(2,140)
Other expenses, net	(18)	—	(18)	(7)	(11)	(18)
Income taxes	(87)	—	(87)	(31)	—	(31)
Equity in earnings of unconsolidated affiliates	$880	$—	$880	$477	$913	$1,390
EBITDA Contribution:
Equity in earnings of unconsolidated affiliates	$880	$—	$880	$477	$913	$1,390
Depreciation and amortization	1,572	—	1,572	1,886	1,632	3,518
Interest expense	1,518	—	1,518	1,944	196	2,140
Income taxes	87	—	87	31	—	31
EBITDA Contribution	$4,057	$—	$4,057	$4,338	$2,741	$7,079
FFO Contribution:
Equity in earnings of unconsolidated affiliates	$880	$—	$880	$477	$913	$1,390
Depreciation and amortization	1,572	—	1,572	1,886	1,632	3,518
FFO Contribution	$2,452	$—	$2,452	$2,363	$2,545	$4,908

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$67,863	$35,006	$102,869	$68,087	$55,160	$123,247
Property EBITDA (100%)	$20,761	$13,191	$33,952	$19,820	$15,073	$34,893
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$7,426	$6,595	$14,021	$7,209	$7,537	$14,746
Depreciation and amortization	(3,526)	(1,551)	(5,077)	(3,751)	(3,472)	(7,223)
Interest expense	(3,418)	(168)	(3,586)	(4,434)	(390)	(4,824)
Other expenses, net	(25)	(30)	(55)	(23)	(19)	(42)
Income taxes	143	—	143	63	—	63
Equity in earnings (losses) of unconsolidated affiliates	$600	$4,846	$5,446	$(936)	$3,656	$2,720
EBITDA Contribution
Equity in earnings (losses) of unconsolidated affiliates	$600	$4,846	$5,446	$(936)	$3,656	$2,720
Depreciation and amortization	3,526	1,551	5,077	3,751	3,472	7,223
Interest expense	3,418	168	3,586	4,434	390	4,824
Income taxes	(143)	—	(143)	(63)	—	(63)
EBITDA Contribution	$7,401	$6,565	$13,966	$7,186	$7,518	$14,704
FFO Contribution
Equity in earnings (losses) of unconsolidated affiliates	$600	$4,846	$5,446	$(936)	$3,656	$2,720
Depreciation and amortization	3,526	1,551	5,077	3,751	3,472	7,223
FFO Contribution	$4,126	$6,397	$10,523	$2,815	$7,128	$9,943

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

Leasehold Information
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Marriott Hamburg:
Property EBITDA	$1,687	$1,505	$3,199	$2,901
Revenue (a)	$1,319	$1,160	$2,618	$2,360

Lease expense	(1,260)	(1,206)	(2,518)	(2,382)
Less: Deferred gain on sale-leaseback	(54)	(51)	(107)	(102)
Adjusted lease expense	(1,314)	(1,257)	(2,625)	(2,484)

Comparable EBITDA contribution from leasehold	$5	$(97)	$(7)	$(124)

Security Deposit (b):	June 30, 2014	December 31, 2013
Marriott Hamburg	$2,602	$2,611

(a)	For the three and six months ended June 30, 2014 and 2013, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses on non-depreciable assets, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income (loss) attributable to SHR common shareholders	$80,840	$3,274	$297,998	$(20,174)
Depreciation and amortization—continuing operations	28,058	24,691	50,263	49,599
Depreciation and amortization—discontinued operations	—	2,306	1,275	4,616
Interest expense—continuing operations	19,587	19,460	37,861	39,123
Interest expense—discontinued operations	—	1,819	1,326	3,642
Income taxes—continuing operations	207	72	246	85
Income taxes—discontinued operations	—	695	833	1,466
Income taxes—sale of assets	—	—	20,451	—
Noncontrolling interests	281	36	1,130	(51)
Adjustments from consolidated affiliates	(3,939)	(3,549)	(7,614)	(7,103)
Adjustments from unconsolidated affiliates	3,153	5,717	8,443	12,033
Preferred shareholder dividends	7,169	6,042	16,993	12,083
EBITDA	135,356	60,563	429,205	95,319
Realized portion of deferred gain on sale-leaseback	(54)	(51)	(107)	(102)
Gain on sale of assets—continuing operations	(767)	(273)	(767)	(273)
Gain on sale of assets—adjustments from consolidated affiliates	109	—	109	—
Gain on sale of assets—discontinued operations	(604)	—	(176,880)	—
Gain on consolidation of affiliates	(65,349)	—	(143,466)	—
Loss on early extinguishment of debt—discontinued operations	—	—	272	—
Foreign currency exchange loss (gain)—continuing operations (a)	8	(84)	6	2
Foreign currency exchange loss (gain)—discontinued operations (a)	—	138	(32)	(188)
Amortization of below market hotel management agreement	108	—	108	—
Activist shareholder costs	104	—	1,637	—
Comparable EBITDA	$68,911	$60,293	$110,085	$94,758

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income (loss) attributable to SHR common shareholders	$80,840	$3,274	$297,998	$(20,174)
Depreciation and amortization—continuing operations	28,058	24,691	50,263	49,599
Depreciation and amortization—discontinued operations	—	2,306	1,275	4,616
Corporate depreciation	(123)	(127)	(246)	(258)
Gain on sale of assets—continuing operations	(767)	(273)	(767)	(273)
Gain on sale of assets, net of tax—discontinued operations	(604)	—	(156,429)	—
Gain on consolidation of affiliates	(65,349)	—	(143,466)	—
Realized portion of deferred gain on sale-leaseback	(54)	(51)	(107)	(102)
Noncontrolling interests adjustments	(95)	(125)	(193)	(252)
Adjustments from consolidated affiliates	(1,971)	(1,655)	(3,806)	(3,296)
Adjustments from unconsolidated affiliates	1,571	3,518	5,077	7,224
FFO	41,506	31,558	49,599	37,084
Redeemable noncontrolling interests	376	162	1,323	202
FFO—Fully Diluted	41,882	31,720	50,922	37,286
Non-cash interest rate swap activity—continuing operations	2,184	(2,353)	(110)	(4,651)
Non-cash interest rate swap activity—discontinued operations	—	(747)	—	(1,493)
Loss on early extinguishment of debt—discontinued operations	—	—	272	—
Foreign currency exchange loss (gain)—continuing operations (a)	8	(84)	6	2
Foreign currency exchange loss (gain)—discontinued operations (a)	—	138	(32)	(188)
Amortization of debt discount	623	—	623	—
Amortization of below market hotel management agreement	108	—	108	—
Activist shareholder costs	104	—	1,637	—
Excess of redemption liability over carrying amount of redeemed preferred stock	3,203	—	6,912	—
Comparable FFO	$48,112	$28,674	$60,338	$30,956
Comparable FFO per fully diluted share	$0.21	$0.14	$0.28	$0.15
Weighted average diluted shares (b)	225,348	208,923	217,875	208,760

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Fairmont Scottsdale Princess (c)	0.52%	36 bp	$117,000	April 2015
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	185,826	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,277	December 2017
Hotel del Coronado (e)	3.81%	365 bp	475,000	March 2018
InterContinental Miami (f)	3.66%	350 bp	85,000	July 2018
Bank credit facility (g)	2.16%	200 bp	—	April 2019
Four Seasons Washington, D.C. (h)	2.41%	225 bp	120,000	June 2019
Loews Santa Monica Beach Hotel (i)	2.71%	255 bp	120,000	May 2021
InterContinental Chicago	5.61%	Fixed	143,504	August 2021
			1,638,319
Unamortized discount (c)			(1,869)
			$1,636,450

(a)
Spread over LIBOR (0.16% at June 30, 2014). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)
On March 31, 2014, we acquired the remaining 50.0% equity interest in the Fairmont Scottsdale Princess hotel, resulting in the Fairmont Scottsdale Princess hotel becoming wholly-owned by the Company. In connection with the acquisition, we consolidated the Fairmont Scottsdale Princess hotel and became fully obligated under the entire mortgage loan secured by the Fairmont Scottsdale Princess hotel. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan.

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,277,000 is payable at a fixed rate of 10.00%.

(e)
On June 11, 2014, we acquired the remaining 63.6% equity interest in the Hotel del Coronado, resulting in the Hotel del Coronado becoming wholly-owned by us. In connection with the acquisition, we consolidated the Hotel del Coronado and became fully obligated under the entire outstanding balance of the mortgage and mezzanine loans secured by the Hotel del Coronado.

(f)	On July 7, 2014, we paid off the outstanding balance on the mortgage loan secured by the InterContinental Miami hotel. We are currently evaluating financing alternatives.

(g)	On April 25, 2014, we entered into a new $300,000,000 secured bank credit facility, which replaced the previous secured bank credit facility.

(h)	On June 30, 2014, we refinanced the loan secured by the Four Seasons Washington, D.C. hotel.

(i)	On May 29, 2014, we refinanced the loan secured by the Loews Santa Monica Beach Hotel.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014

Debt Summary (Continued)
(in thousands)
Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2014 (remainder)	$1,340
2015	121,029
2016	7,783
2017	575,008
2018	559,015
Thereafter	374,144
1,638,319
Unamortized discount	(1,869)
$1,636,450

Percent of fixed rate debt	28.3%
Weighted average interest rate (g)	4.17%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.23

 (g) Excludes the amortization of deferred financing costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014

Portfolio Data
Portfolio at June 30, 2014
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	2nd QTR 2014 Property EBITDA	% of 2nd QTR 2014 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	15%	$12,046	15%
InterContinental Chicago	Chicago, IL	792	10%	7,097	9%
Hotel del Coronado (a)	Coronado, CA	757	10%	7,834	10%
Fairmont Chicago	Chicago, IL	687	9%	5,812	7%
Fairmont Scottsdale Princess (b)	Scottsdale, AZ	649	8%	7,138	9%
InterContinental Miami	Miami, FL	641	8%	5,047	6%
JW Marriott Essex House Hotel (c)	New York, NY	510	6%	6,452	8%
Hyatt Regency La Jolla (d)	La Jolla, CA	417	5%	1,396	2%
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	8,735	11%
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	1,021	1%
Loews Santa Monica Beach Hotel	Santa Monica, CA	347	5%	4,755	6%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	4,029	5%
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	5,802	7%
Four Seasons Silicon Valley	East Palo Alto, CA	200	3%	2,741	4%
Four Seasons Jackson Hole	Teton Village, WY	124	2%	(413)	—%
Total United States		7,587	97%	79,492	100%
European:
Marriott Hamburg (e)	Hamburg, Germany	278	3%	N/A	N/A
		7,865	100%	79,492	100%

(a)
Prior to June 11, 2014, we accounted for our 36.4% ownership interest in this hotel using the equity method of accounting. On June 11, 2014, we acquired the remaining 63.6% ownership interest in the hotel and began consolidating the operations of this hotel. For purposes of this analysis, Property EBITDA and the percentage of Property EBITDA calculations reflect the 36.4% ownership interest we held in the Hotel del Coronado prior to June 11, 2014, and the 100.0% ownership interest we held subsequent to acquisition.

(b)
Prior to March 31, 2014, we accounted for our 50.0% ownership interest in this hotel using the equity method of accounting. On March 31, 2014 we acquired the remaining 50.0% ownership interest in this hotel and began consolidating the operations of this hotel.

(c)	We own a 51.0% controlling interest in the entity that owns the JW Marriott Essex House Hotel and consolidate this hotel for reporting purposes.

(d)	We own a 53.5% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel and consolidate this hotel for reporting purposes.

(e)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended June 30, 2014
Seasonality by Geographic Region
(dollars in thousands)

The Total United States portfolio is derived from our hotel portfolio at June 30, 2014, consisting of all properties located in the United States, and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel.

United States Hotels (as of June 30, 2014)
Total property revenues - 15 Properties and 7,587 Rooms

	Three Months Ended
	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	Total
Total property revenues	$283,848	$287,176	$262,402	$308,648	$1,142,074
Total property seasonality %	24.9%	25.1%	23.0%	27.0%	100.0%

Supplemental Financial Information
Three and Six Months Ended June 30, 2014 and 2013

Operating Statistics by Geographic Region
The Total United States portfolio is derived from our hotel portfolio at June 30, 2014, consisting of all properties located in the United States, and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel.
Total United States Hotels (as of June 30, 2014)
15 Properties
7,587 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change		2014	2013	Change
ADR	$296.15	$282.24	4.9%		$290.85	$276.96	5.0%
Average Occupancy	79.6%	79.3%	0.3	pts	74.2%	73.7%	0.5	pts
RevPAR	$235.68	$223.80	5.3%		$215.92	$204.18	5.7%
Total RevPAR	$447.26	$417.10	7.2%		$416.00	$384.69	8.1%
Property EBITDA Margin	28.1%	26.4%	1.7	pts	24.4%	22.6%	1.8	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three and six months ended June 30, 2014 and 2013. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended June 30,				Six Months Ended June 30,
UNITED STATES HOTELS:	2014	2013	Change		2014	2013	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$18,446	$18,379	0.4%		$26,944	$27,719	(2.8)%
Property EBITDA	$5,812	$5,549	4.7%		$3,672	$4,580	(19.8)%
Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	74.9%	80.9%	(6.0)	pts	60.5%	66.8%	(6.3)	pts
ADR	$243.03	$234.40	3.7%		$211.90	$207.73	2.0%
RevPAR	$182.05	$189.68	(4.0)%		$128.19	$138.83	(7.7)%
Total RevPAR	$295.06	$293.99	0.4%		$216.68	$222.92	(2.8)%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% and 50% as of June 30, 2014 and 2013, respectively):
Total revenues	$26,715	$24,204	10.4%		$61,721	$55,160	11.9%
Property EBITDA	$7,138	$5,504	29.7%		$20,329	$15,073	34.9%
Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	77.5%	71.3%	6.2	pts	79.9%	78.0%	1.9	pts
ADR	$240.32	$230.46	4.3%		$282.87	$264.17	7.1%
RevPAR	$186.22	$164.30	13.3%		$226.11	$206.18	9.7%
Total RevPAR	$452.34	$409.83	10.4%		$525.42	$469.57	11.9%

FOUR SEASONS JACKSON HOLE
Selected Financial Information:
Total revenues	$5,423	$5,000	8.5%		$21,293	$19,069	11.7%
Property EBITDA	$(413)	$(398)	(3.8)%		$4,095	$3,400	20.4%
Selected Operating Information:
Rooms	124	124	—		124	124	—
Average occupancy	45.3%	41.7%	3.6	pts	60.4%	58.0%	2.4	pts
ADR	$433.50	$419.05	3.4%		$600.34	$569.59	5.4%
RevPAR	$196.50	$174.95	12.3%		$362.54	$330.47	9.7%
Total RevPAR	$480.56	$443.13	8.4%		$948.71	$849.61	11.7%

FOUR SEASONS SILICON VALLEY
Selected Financial Information:
Total revenues	$9,930	$9,035	9.9%		$18,699	$17,199	8.7%
Property EBITDA	$2,741	$2,192	25.0%		$4,536	$3,689	23.0%
Selected Operating Information:
Rooms	200	200	—		200	200	—
Average occupancy	75.0%	82.1%	(7.1)	pts	72.8%	79.2%	(6.4)	pts
ADR	$411.21	$343.76	19.6%		$396.17	$330.95	19.7%
RevPAR	$308.22	$282.20	9.2%		$288.37	$262.10	10.0%
Total RevPAR	$545.59	$496.45	9.9%		$516.56	$475.11	8.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change		2014	2013	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$20,052	$19,935	0.6%		$34,444	$34,378	0.2%
Property EBITDA	$5,802	$5,589	3.8%		$7,706	$8,337	(7.6)%
Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	81.8%	81.8%	—	pts	72.8%	73.2%	(0.4)	pts
ADR	$615.26	$601.69	2.3%		$569.79	$589.54	(3.4)%
RevPAR	$503.00	$492.38	2.2%		$415.06	$431.36	(3.8)%
Total RevPAR	$992.55	$986.78	0.6%		$857.19	$855.57	0.2%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% and 36.4% as of June 30, 2014 and 2013, respectively):
Total revenues	$45,100	$37,758	19.4%		$79,141	$68,087	16.2%
Property EBITDA	$14,962	$11,946	25.2%		$24,521	$19,820	23.7%
Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	68.6%	70.2%	(1.6)	pts	65.6%	65.1%	0.5	pts
ADR	$401.03	$357.24	12.3%		$378.84	$346.50	9.3%
RevPAR	$275.07	$250.95	9.6%		$248.55	$225.42	10.3%
Total RevPAR	$654.69	$548.11	19.4%		$577.60	$496.93	16.2%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$9,105	$8,455	7.7%		$16,075	$17,001	(5.4)%
Property EBITDA	$1,396	$1,725	(19.1)%		$1,587	$3,211	(50.6)%
Selected Operating Information:
Rooms	417	419	(2)		417	419	(2)
Average occupancy	72.5%	72.4%	0.1	pts	61.3%	71.3%	(10.0)	pts
ADR	$170.90	$169.27	1.0%		$174.59	$170.20	2.6%
RevPAR	$123.92	$122.59	1.1%		$106.98	$121.36	(11.8)%
Total RevPAR	$239.94	$221.75	8.2%		$212.47	$224.17	(5.2)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$22,120	$24,096	(8.2)%		$34,214	$34,902	(2.0)%
Property EBITDA	$7,097	$7,984	(11.1)%		$6,409	$6,444	(0.5)%
Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	88.1%	89.0%	(0.9)	pts	75.7%	71.4%	4.3	pts
ADR	$215.89	$225.03	(4.1)%		$184.70	$195.86	(5.7)%
RevPAR	$190.14	$200.19	(5.0)%		$139.75	$139.84	(0.1)%
Total RevPAR	$306.92	$334.34	(8.2)%		$238.67	$243.47	(2.0)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change		2014	2013	Change
INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$17,769	$16,441	8.1%		$41,010	$37,157	10.4%
Property EBITDA	$5,047	$4,749	6.3%		$14,397	$12,930	11.3%
Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	86.1%	83.0%	3.1	pts	89.1%	86.5%	2.6	pts
ADR	$182.58	$176.21	3.6%		$221.14	$209.14	5.7%
RevPAR	$157.11	$146.21	7.5%		$197.07	$180.88	9.0%
Total RevPAR	$304.63	$281.86	8.1%		$353.47	$320.26	10.4%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information:
Total revenues	$25,804	$23,222	11.1%		$42,691	$39,306	8.6%
Property EBITDA	$6,452	$4,896	31.8%		$5,973	$3,548	68.3%
Selected Operating Information:
Rooms	510	510	—		510	510	—
Average occupancy	87.8%	85.3%	2.5	pts	81.6%	81.2%	0.4	pts
ADR	$463.33	$452.82	2.3%		$413.07	$400.39	3.2%
RevPAR	$406.84	$386.31	5.3%		$337.06	$324.92	3.7%
Total RevPAR	$554.91	$499.38	11.1%		$461.57	$418.26	10.4%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$14,705	$13,332	10.3%		$28,327	$25,078	13.0%
Property EBITDA	$4,755	$3,963	20.0%		$8,415	$6,508	29.3%
Selected Operating Information:
Rooms	347	342	5		347	342	5
Average occupancy	86.3%	87.7%	(1.4)	pts	87.4%	84.5%	2.9	pts
ADR	$364.63	$330.92	10.2%		$352.83	$319.74	10.3%
RevPAR	$314.82	$290.24	8.5%		$308.22	$270.05	14.1%
Total RevPAR	$471.98	$428.36	10.2%		$457.35	$405.12	12.9%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$8,927	$8,203	8.8%		$15,245	$15,030	1.4%
Property EBITDA	$1,021	$500	104.2%		$383	$255	50.2%
Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	60.8%	47.0%	13.8	pts	55.6%	45.9%	9.7	pts
ADR	$137.82	$135.21	1.9%		$135.54	$130.92	3.5%
RevPAR	$83.85	$63.58	31.9%		$75.30	$60.06	25.4%
Total RevPAR	$252.21	$231.72	8.8%		$216.54	$209.98	3.1%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change		2014	2013	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$17,988	$17,648	1.9%		$30,821	$29,181	5.6%
Property EBITDA	$4,029	$4,140	(2.7)%		$5,221	$4,806	8.6%
Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	74.9%	77.1%	(2.2)	pts	67.9%	66.3%	1.6	pts
ADR	$412.83	$404.81	2.0%		$391.44	$382.99	2.2%
RevPAR	$309.13	$311.99	(0.9)%		$265.62	$253.97	4.6%
Total RevPAR	$757.36	$743.03	1.9%		$652.41	$617.71	5.6%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$25,265	$23,151	9.1%		$44,889	$40,904	9.7%
Property EBITDA	$8,735	$7,239	20.7%		$14,255	$11,712	21.7%
Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	71.2%	73.3%	(2.1)	pts	69.3%	67.2%	2.1	pts
ADR	$414.62	$376.55	10.1%		$388.51	$372.53	4.3%
RevPAR	$295.07	$276.00	6.9%		$269.12	$250.24	7.5%
Total RevPAR	$701.09	$642.45	9.1%		$626.27	$570.68	9.7%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$41,301	$39,038	5.8%		$75,538	$68,987	9.5%
Property EBITDA	$12,046	$10,476	15.0%		$18,043	$15,101	19.5%
Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	92.1%	93.4%	(1.3)	pts	84.3%	83.9%	0.4	pts
ADR	$260.36	$239.54	8.7%		$253.44	$234.39	8.1%
RevPAR	$239.82	$223.77	7.2%		$213.61	$196.61	8.6%
Total RevPAR	$379.80	$358.98	5.8%		$349.24	$318.95	9.5%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change		2014	2013	Change
EUROPEAN HOTEL:
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$6,281	$5,876	6.9%		$11,430	$10,343	10.5%
Property EBITDA	$1,687	$1,505	12.1%		$3,199	$2,901	10.3%
Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	85.8%	84.7%	1.1	pts	84.7%	79.3%	5.4	pts
ADR	$218.76	$200.50	9.1%		$198.14	$186.49	6.2%
RevPAR	$187.61	$169.74	10.5%		$167.91	$147.94	13.5%
Total RevPAR	$248.27	$232.29	6.9%		$227.16	$205.55	10.5%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2014		2013		2014		2013
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$5,812	$5,812	$5,549	$5,549	$3,672	$3,672	$4,580	$4,580
Fairmont Scottsdale Princess (a)	7,138	7,138	5,504	—	20,329	7,138	15,073	—
Four Seasons Jackson Hole	(413)	(413)	(398)	(398)	4,095	4,095	3,400	3,400
Four Seasons Silicon Valley	2,741	2,741	2,192	2,192	4,536	4,536	3,689	3,689
Four Seasons Washington, D.C.	5,802	5,802	5,589	5,589	7,706	7,706	8,337	8,337
Hotel del Coronado (a)	14,962	3,759	11,946	—	24,521	3,759	19,820	—
Hyatt Regency La Jolla	1,396	1,396	1,725	1,725	1,587	1,587	3,211	3,211
InterContinental Chicago	7,097	7,097	7,984	7,984	6,409	6,409	6,444	6,444
InterContinental Miami	5,047	5,047	4,749	4,749	14,397	14,397	12,930	12,930
JW Marriott Essex House Hotel	6,452	6,452	4,896	4,896	5,973	5,973	3,548	3,548
Loews Santa Monica Beach Hotel	4,755	4,755	3,963	3,963	8,415	8,415	6,508	6,508
Marriott Lincolnshire Resort	1,021	1,021	500	500	383	383	255	255
Ritz-Carlton Half Moon Bay	4,029	4,029	4,140	4,140	5,221	5,221	4,806	4,806
Ritz-Carlton Laguna Niguel	8,735	8,735	7,239	7,239	14,255	14,255	11,712	11,712
Westin St. Francis	12,046	12,046	10,476	10,476	18,043	18,043	15,101	15,101
Marriott Hamburg (b)	1,687	59	1,505	(46)	3,199	100	2,901	(22)
	$88,307	$75,476	$77,559	$58,558	$142,741	$105,689	$122,315	$84,499
Adjustments:
Corporate expenses		(7,198)		(7,209)		(14,391)		(12,972)
Interest income		50		20		77		30
Equity in earnings of unconsolidated affiliates		826		1,456		5,271		2,801
Foreign currency exchange (loss) gain		(8)		84		(6)		(2)
Gain on consolidation of affiliate		65,349		—		143,466		—
Other income, net		795		745		1,218		877
Income from discontinued operations		604		329		159,039		2,318
Depreciation expense—discontinued operations		—		2,306		1,275		4,616
Interest expense—discontinued operations		—		1,819		1,326		3,642
Income taxes—discontinued operations		—		695		833		1,466
Income taxes—sale of assets		—		—		20,451		—
Noncontrolling interest in consolidated affiliates		217		597		4,258		4,449
Adjustments from consolidated affiliates		(3,939)		(3,549)		(7,614)		(7,103)
Adjustments from unconsolidated affiliates		3,153		5,717		8,443		12,033
Other adjustments		31		(1,005)		(130)		(1,335)
EBITDA		$135,356		$60,563		$429,205		$95,319

(a)
On March 31, 2014, we acquired the remaining ownership interest in the Fairmont Scottsdale Princess hotel and consolidated the property. On June 11, 2014, we acquired the remaining ownership interest in the Hotel del Coronado and consolidated the property. EBITDA for the three and six months ended June 30, 2014 represents revenue and expenses generated by these properties subsequent to the consolidation of these properties. Prior to the acquisitions on March 31, 2014 and June 11, 2014, we accounted for these properties under the equity method of accounting. EBITDA related to our interest in these properties while they were accounted for under the equity method of accounting is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by these properties.

(b)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2014 and 2013

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended June 30, 2014			Six Months Ended June 30, 2014
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$5,812	$—	$5,812	$3,672	$—	$3,672
Four Seasons Silicon Valley	2,741	—	2,741	4,536	—	4,536
Four Seasons Washington, D.C.	5,802	—	5,802	7,706	—	7,706
Hyatt Regency La Jolla	1,396	(649)	747	1,587	(738)	849
InterContinental Chicago	7,097	—	7,097	6,409	—	6,409
InterContinental Miami	5,047	—	5,047	14,397	—	14,397
JW Marriott Essex House Hotel	6,452	(3,161)	3,291	5,973	(2,926)	3,047
Westin St. Francis	12,046	—	12,046	18,043	—	18,043
Total Urban Hotels	46,393	(3,810)	42,583	62,323	(3,664)	58,659
Resorts:
Fairmont Scottsdale Princess	7,138	—	7,138	20,329	(6,626)	13,703
Four Seasons Jackson Hole	(413)	—	(413)	4,095	—	4,095
Hotel del Coronado	14,962	(7,125)	7,837	24,521	(13,337)	11,184
Loews Santa Monica Beach Hotel	4,755	—	4,755	8,415	—	8,415
Marriott Lincolnshire Resort	1,021	—	1,021	383	—	383
Ritz-Carlton Half Moon Bay	4,029	—	4,029	5,221	—	5,221
Ritz-Carlton Laguna Niguel	8,735	—	8,735	14,255	—	14,255
Total Resorts	40,227	(7,125)	33,102	77,219	(19,963)	57,256
European Hotel:
Marriott Hamburg	1,687	(1,682)	5	3,199	(3,206)	(7)
	$88,307	$(12,617)	$75,690	$142,741	$(26,833)	$115,908

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Urban Hotels	56%			51%
Resorts	44%			49%
Total	100%			100%

Total United States Urban Hotels (as of June 30, 2014)
8 Properties
4,664 Rooms
	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change		2014	2013	Change
ADR	$277.64	$266.53	4.2%		$265.02	$255.29	3.8%
Average Occupancy	84.6%	85.6%	(1.0)	pts	76.6%	77.5%	(0.9)	pts
RevPAR	$234.90	$228.09	3.0%		$202.98	$197.80	2.6%
Total RevPAR	$387.56	$373.45	3.8%		$342.92	$326.93	4.9%
Property EBITDA Margin	28.2%	27.2%	1.0	pts	21.5%	20.9%	0.6	pts

Total United States Resorts (as of June 30, 2014)
7 Properties
2,923 Rooms
	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change		2014	2013	Change
ADR	$331.15	$313.29	5.7%		$335.73	$316.58	6.0%
Average Occupancy	71.5%	69.2%	2.3	pts	70.5%	67.7%	2.8	pts
RevPAR	$236.91	$216.93	9.2%		$236.62	$214.37	10.4%
Total RevPAR	$542.69	$486.92	11.5%		$532.83	$477.04	11.7%
Property EBITDA Margin	27.9%	25.4%	2.5	pts	27.4%	24.4%	3.0	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2014

2014 Guidance
(in millions, except per share data)

	Year Ended December 31, 2014
Operational Guidance	Low Range	High Range
Total RevPAR growth	5.5%	7.0%
RevPAR growth	5.5%	7.0%

	Year Ended December 31, 2014
Comparable EBITDA Guidance	Low Range	High Range
Net income attributable to common shareholders	$303.0	$318.0
Depreciation and amortization	127.8	127.8
Interest expense	84.3	84.3
Income taxes	2.7	2.7
Noncontrolling interests	1.2	1.2
Adjustments from consolidated affiliates	(16.0)	(16.0)
Adjustments from unconsolidated affiliates	8.4	8.4
Preferred shareholder dividends	13.8	13.8
Preferred stock redemption liability	6.9	6.9
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Gain on sale of asset	(157.2)	(157.2)
Gain on consolidation of affiliates	(143.5)	(143.5)
Other adjustments	3.8	3.8
Comparable EBITDA	$235.0	$250.0

	Year Ended December 31, 2014
Comparable FFO Guidance	Low Range	High Range
Net income attributable to common shareholders	$303.0	$318.0
Depreciation and amortization	127.1	127.1
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Gain on sale of asset	(157.2)	(157.2)
Gain on consolidation of affiliates	(143.5)	(143.5)
Noncontrolling interests	1.2	1.2
Adjustments from consolidated affiliates	(8.4)	(8.4)
Adjustments from unconsolidated affiliates	5.1	5.1
Interest rate swap OCI amortization	8.9	8.9
Preferred stock redemption liability	6.9	6.9
Other adjustments	2.7	2.7
Comparable FFO	$145.6	$160.6
Comparable FFO per diluted share	$0.62	$0.68